UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

       Date of Report (Date of earliest event reported): December 31, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                        Pharmaceutical HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                       001-15653              13-5674085
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)
                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

Effective November 10, 2006, as a result of the merger of Andrx Group (NASDAQ
Ticker: "ADRX"), an underlying constituent of the Pharmaceuticals HOLDRS Trust, and Watson Pharmaceuticals Inc., Andrx Group is no longer an underlying constituent of the Pharmaceuticals HOLDRS Trust. For each share of Andryx Group held, shareholders received $25.00 in cash. For the 2 shares of Andrx Group per 100 shares round lot of Pharmaceuticals HOLDRS, The Bank of New York received $50.00 in cash. The Bank of New York distributed the cash at a rate of $0.50 per depositary share of Pharmaceuticals HOLDRS on November 14, 2006.

Item 9.01.   Financial Statements and Exhibits

            (c)   Exhibits

                  99.1 Pharmaceutical HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED

Date:  February 12, 2007                         By: /s/Satyanarayan R. Chada
                                                     ---------------------------
                                                     Name: Satyanarayan R. Chada
                                                     Title: Managing Director

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Pharmaceutical HOLDRS Trust Prospectus Supplement dated December 31, 2006 to Prospectus dated February 17, 2006.

PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated February 17, 2006)               REGISTRATION NO. 333-92161
                                                                       333-95805

                    [LOGO: Pharmaceutical HOLDRS (SM) Trust]

                        1,000,000,000 Depositary Receipts
                        Pharmaceutical HOLDRS (SM) Trust

      This prospectus supplement supplements information contained in the prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Pharmaceutical HOLDRS (SM) Trust.

      The share amounts specified in the table in the "Highlights of Pharmaceutical HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                     Primary
Name of Company(1)                    Ticker      Share Amounts  Trading Market
-----------------------------         ------      -------------  --------------
Abbott Laboratories                     ABT            14             NYSE
Allergan, Inc.                          AGN             1             NYSE
Advanced Medical Optics, Inc.           AVO         0.222222          NYSE
Biovail Corporation                     BVF             4             NYSE
Bristol-Myers Squibb Company            BMY            18             NYSE
Eli Lilly & Company                     LLY            10             NYSE
Forest Laboratories, Inc.               FRX             4             NYSE
Hospira, Inc.                           HSP            1.4            NYSE
Johnson & Johnson                       JNJ            26             NYSE
King Pharmaceuticals, Inc.              KG            4.25            NYSE
Medco Health Solutions                  MHS          2.6532           NYSE
Merck & Co., Inc.                       MRK            22             NYSE
Mylan Laboratories, Inc.                MYL           2.25            NYSE
Pfizer Inc.                             PFE            58             NYSE
Schering-Plough Corporation             SGP            14             NYSE
Valeant Pharmaceuticals                 VRX             1             NYSE
Watson Pharmaceuticals, Inc.            WPI             1             NYSE
Wyeth                                   WYE            12             NYSE
Zimmer Holdings, Inc.                   ZMH            1.8            NYSE


----------
(1) Effective November 10, 2006, as a result of the merger of Andrx Group (NASDAQ Ticker: "ADRX"), an underlying constituent of the Pharmaceuticals HOLDRS Trust, and Watson Pharmaceuticals Inc., Andrx Group is no longer an underlying constituent of the Pharmaceuticals HOLDRS Trust. For each share of Andryx Group held, shareholders received $25.00 in cash. For the 2 shares of Andrx Group per 100 shares round lot of Pharmaceuticals HOLDRS, The Bank of New York received $50.00 in cash. The Bank of New York distributed the cash at a rate of $0.50 per depositary share of Pharmaceuticals HOLDRS on November 14, 2006.

      The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is December 31, 2006.